(Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          FLORIDA COMMUNITY BANKS, INC.
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ]     Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:    ---------------------------------------------

(2)     Form, Schedule or Registration Statement No.:       --------------------

(3)     Filing Party:      -----------------------------------------------------

(4)     Date Filed:        -----------------------------------------------------

                             -----------------------

                          FLORIDA COMMUNITY BANKS, INC.

                             -----------------------

                                 PROXY STATEMENT
                       2005 ANNUAL MEETING OF SHAREHOLDERS

                               GENERAL INFORMATION

--------------------------------------------------------------------------------
         Date:      Thursday, April 21, 2005
         Time:      5:30 p.m.
         Place:     Corporate Headquarters
                    1400 North 15th Street
                    Immokalee, Florida
--------------------------------------------------------------------------------

Solicitation and Voting of Proxies

     This Proxy Statement and the accompanying Proxy Card are furnished to Florida Community Banks, Inc.'s ("FCBI") shareholders of record as of March 21, 2005. By this mailing, your Board of Directors is soliciting proxies for use at the Annual Meeting. Our Annual Report and Form 10-K is enclosed with this Proxy Statement. These documents provide important information about our business, including audited financial statements and is first being mailed to our shareholders on or about March 23, 2005.

     It is important that your shares be represented by proxy or that you be present in person at the Annual Meeting. If you wish to vote by proxy, please complete the enclosed Proxy Card or voting instruction form and return it, signed and dated, in the enclosed postage-paid envelope. Even if you presently intend to attend the Annual Meeting, we request that you also submit a proxy or instruction form. This will ensure that your shares are voted if you later cannot attend the Annual Meeting. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. The Board recommends that you vote:

     >    FOR the election of the nine director nominees; and

     > FOR the adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes to elect the nine director nominees.

     If you do not indicate a preference, the proxy holders will vote in accordance with the Board's recommendations. Although the Board of Directors knows of no additional business that will be presented for consideration at the Annual Meeting, execution of the enclosed Proxy Card confers discretionary authority on the proxy holders to vote your shares in accordance with their best judgment on any other business that may properly come before the Annual Meeting, or any adjournment thereof.

Voting Procedures

     Only holders of record of our common stock at the close of business on March 21, 2005, the shareholder record date, will be entitled to vote at the Annual Meeting. A majority of record holders representing a majority of our outstanding common stock, present or represented by proxies constitutes a quorum. The number of shares of our common stock outstanding on December 31, 2004, was 4,519,321, held by approximately 900 shareholders. Each share of common stock entitles its owner to one vote upon each matter to come before the Annual Meeting.

     In accordance with Florida law and FCBI's Bylaws, directors will be elected at the Annual Meeting by a plurality of the votes cast. Any other matter on which shareholders vote at the Annual Meeting will be determined by the affirmative vote of a majority of the votes cast.

     A shareholder may abstain or withhold a vote with respect to any item submitted for shareholder approval. Abstentions and withheld votes will be counted as being present for purposes of determining the existence of a quorum, but will be counted as not voting in favor of any proposal brought before the Annual Meeting. Since the proposals to be considered at the Annual Meeting will be determined by the total votes cast, abstentions and withheld votes will not affect such matters.

     If your shares are held by a brokerage firm or bank, under certain circumstances it may vote your shares. Such entities have authority to vote their customers' shares on certain routine matters, including the election of directors. When a firm or bank votes its customers' shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm or bank cannot, however, vote its customers' share on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather are not counted at all for these matters. There are no non-routine matters being considered at this Annual Meeting.

     The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing and returning the Proxy Card in the enclosed postage pre-paid, pre-addressed envelope.

     If you own shares through a brokerage firm (e.g., shares held in "street name"), you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct how your shares are to be voted. As with a Proxy Card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided. Many brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

Attendance and Voting at the Annual Meeting

     If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by Proxy Card. If you own common stock through a brokerage account, you may attend the Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the brokerage firm that holds your shares. You should contact your brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting, so we will be able to determine if a quorum is present. You may change or revoke your proxy at the Annual Meeting in the manner described below even if you have already voted.

Revocation of Proxy

     Any shareholder holding common stock of record may revoke a previously granted proxy at any time before it is voted by delivering to our Corporate Secretary a written notice of revocation, or a duly executed Proxy Card bearing a later date, or by attending the Annual Meeting and voting in person. Any shareholder holding common stock through a brokerage firm may change or revoke previously given voting instructions by contacting the brokerage firm, or by obtaining a legal proxy from the brokerage firm and voting in person at the Annual Meeting.





     At the Annual Meeting, shareholders are being asked to elect all nine of our directors to serve one-year terms, or until their respective successors have been elected and qualified. Shares of our common stock that are represented by properly executed proxies will be voted for the nominees named below, unless otherwise specified on the Proxy Card. We are not aware of any of the nominees being unavailable to serve, but if that should occur before the Annual Meeting, proxies that do not withhold authority to vote for directors will be voted for the election of such other person as the Board of Directors may choose to nominate, unless the Board votes to reduce the size of the Board to the actual number of nominees. To the best of our knowledge, no nominee is being proposed for election pursuant to any agreement between that person and any other person. With the exception of our President and Chief Executive Officer Stephen L. Price, the Board of Directors believes all of the other members are "independent directors" defined by the National Association of Securities Dealers.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions or withheld votes will have the same effect as votes against a director nominee.

     Information relating to the business experience, age and beneficial ownership of common stock of each director nominee is set forth below. Also included in this table is information related to our non-director executive officers. Except as otherwise indicated below, this table includes all shares of common stock for which the director or officer has sole voting and investment power, has shared voting and investment power with a spouse, or holds in an IRA or other retirement program as of December 31, 2004, and options which are exercisable within 60 days of the date of this Proxy Statement. To the best of our knowledge, no shareholder, other than those listed below, beneficially owns 5% or more of our common stock.



                                                                                Year
                                                                                First                                  Percent
                                                                               Elected        Shares        Vested       of
                  Name and Principal Occupation                      Age      Director         Owned        Options     Class
                                                                     ---      --------       -------        -------    -------
Beauford E. Davidson - LaBelle, Florida                               69        1998          24,294              -          -(1)
Owner of Davidson's Drycleaners. Former director of HC Financial
Corporation & Hendry County Bank.

Larry T. Hall - LaBelle, Florida                                      64         N/A           9,675(2)       5,875          -(1)
Florida Community Bank Area President for LaBelle.

Raymond T. Holland - Immokalee, Florida                               58         N/A           8,938(3)       9,677          -(1)
Florida Community Bank Area President for Immokalee.

Thomas S. Junker - Port Charlotte, Florida                            44         N/A               0         10,118          -(1)
Florida Community Bank Area President for Charlotte County.

Patrick B. Langford - LaBelle, Florida                                49        1998           6,565              -          -(1)
Sales Manager for Langford Fort Company. Former director of HC
Financial Corporation & Hendry County Bank.

Lewis J. Nobles, Jr. - LaBelle, Florida                               78        1998         177,226(4)           -       3.92
Owner of Nobles Farms. Vice Chairman of the Bank. Former Chairman
of HC Financial Corporation & Hendry County Bank.

Thomas V. Ogletree - Bonita Springs, Florida                          60         N/A           1,320(5)       9,178          -(1)
Executive Vice President and Chief Financial Officer of FCBI.

Jon R. Olliff - LeHigh Acres, Florida                                 69        1996          43,800(6)           -          -(1)
President of Olliff, Trapp, Hamilton & Hered, DDS, P.A.

James O'Quinn - Immokalee, Florida                                    55        1991         220,147              -       4.87
Owner and operator of B&D Farms, Inc.; Tomato Man, Inc.; Melon
Pac, Inc.; and James O'Quinn Groves.

Stephen L. Price - Immokalee, Florida                                 55        1981          72,807(7)      31,488       2.31
Chairman of the Board and President and Chief Executive Officer
of FCBI and Florida Community Bank.

Bernard T. Rasmussen - LaBelle, Florida                               74        1998          40,621(8)           -          -(1)
Citrus grower and retired Post Master. Former Corporate Secretary and Director of HC Financial Corporation and Hendry County Bank.

Daniel G. Rosbough - Immokalee, Florida                               69        1991         234,511(9)           -       5.19
General Manager of Chapman Fruit Co.

William Strohm - LeHigh Acres, Florida                                57         N/A           5,103(10)      4,147          -(1)
Senior Vice President and Chief Operations Officer of Florida
Community Bank.

John G. Tamblyn - Immokalee, Florida                                  58         N/A             247          5,011          -(1)
Bank Area President for Lee County.

James E. Williams, Jr. - Immokalee, Florida                           72        1982         296,175(11)          -       6.55
Owner of Williams Farms.

All directors and executive officers as a group (15 individuals)                           1,141,429         75,494      26.48%
                                                                                          ==========        =======    =======
(Footnotes to follow this page)
                                       4

------------------

     (1)  Less than 1%.

     (2) Includes 32 shares held as trustee, 184 shares owned by Mr. Hall's spouse's IRA and 998 shares owned by Larry T. Hall, Inc., of which Mr. Hall is the sole shareholder.

     (3) Includes 134 shares owned by Mr. Holland's spouse; 274 shares owned by his spouse's Roth IRA and 3,072 shares owned by her IRA.

     (4)  Includes 8,308 shares owned by Mr. Nobles' spouse.

     (5)  Includes 156 shares owned by Mr. Ogletree's spouse's IRA.

     (6)  Includes 21,900 shares owned by Mr. Olliff's spouse as trustee.

     (7) Includes 38 shares owned by Mr. Price's spouse and 321 owned with his grandchildren.

     (8)  Includes 1,588 shares owned by Mr. Rasmussen's spouse.

     (9) Includes 11,667 shares owned by F&F Farms, Inc., of which Mr. Rosbough is a 50% owner and 222,844 shares owned by RosboughEnterprises Limited, of which Mr. Rosbough is the general partner.

     (10) Includes 368 shares owned by Mr. Strohm's spouse's IRA.

     (11) Includes 133,002 shares owned by Mr. Williams' spouse.


--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "FOR"
                   the Election of the Nine Director Nominees.
--------------------------------------------------------------------------------

                               BOARD OF DIRECTORS

Meetings

     During the year ended December 31, 2004, FCBI's Board of Directors held four meetings. All of our directors attended at least 75% of the total meetings of the Board of Directors and those Board committees on which each director served. FCBI requires its Directors to attend the Annual Meeting of Shareholders, and in 2004, all of our directors attended.

Committees

     The Board has two standing committees - the Executive Committee and the Audit Committee.

     The Executive Committee has the authority of the Board of Directors when the Board is not in session. The Executive Committee may exercise all powers of the Board of Directors in the management of the business and affairs of FCBI under Florida law. The Executive Committee, which is composed of Messrs. Stephen
L. Price (Chairman), Lewis J. Nobles, Jr., Jon R. Olliff, and James E. Williams Jr., did not meet in 2004.

     The Audit Committee reviews FCBI's auditing, accounting, financial reporting and internal control functions. The Audit Committee recommends our independent auditor and reviews its services. The Audit Committee has adopted a formal charter which is attached to this Proxy Statement as Exhibit A. The Board of Directors believes that the members of the Audit Committee are all "Independent Directors" under the National Association of Securities Dealers' definition and that they have no relationships that would impair their abilities to objectively and impartially execute their duties. The Audit Committee does not have a designated financial expert. Based on the size and scope of FCBI's operations, its geographic location, the experience of its Board and the difficulties inherent in recruiting a financial expert, the Board has decided not to have an Audit Committee financial expert at this time.

     Audit Committee Report: During 2004 and 2005, the Audit Committee met four times to review and discuss with FCBI's management and independent auditors:

     o Our audited financial statements for the fiscal year ended December 31, 2004;

     o Those matters required to be discussed by Statement on Auditing Standards 61; and

     o The written disclosures and letter from the independent auditors regarding their independence, as required by Independence Standards Board Standard No. 1.

     Based upon those reviews and discussion, the Audit Committee recommended that our audited financial statements be included in our Form 10-K for the fiscal year ended December 31, 2004. The members of the Audit Committee are:
Messrs. Bernard T. Rasmussen (Chairman), Lewis J. Nobles, Jr. and Jon R. Olliff.

     FCBI does not have standing Nominating or Compensation Committees. The Board of Directors acts as a Nominating Committee for the annual selection of nominees for the election of directors. FCBI believes a Nominating Committee is not necessary because the Board as a whole considers nominees, is very familiar with the community, and is knowledgeable regarding the selection of directors from within its community. In addition, eight of its nine members are considered "Independent Directors." The Board does not have a Charter or other written guidelines for its nominating process. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited such recommendations, nor has it to date established any director nominee criteria or shareholder nominee procedures. The Board has historically selected nominees based on their activity in the community, their positions with institutions FCBI has acquired, and their involvement with Florida Community Bank.

Compensation

     Directors are paid fees of $500 per month for their service on the Board of Florida Community Bank. In 2004, the Board of Directors voted to award each director, except for Messrs. Beauford E. Davidson, Lewis J. Nobles and Bernard
T. Rasmussen, a $6,000 bonus. In lieu of paying $6,000 bonuses to Messrs. Davidson, Nobles and Rasmussen, we contributed certain amounts to a deferred compensation program established by Hendry County Bank prior to its 1998 merger with Florida Community Bank. The amounts of these contributions were: (i) $14,720 for Mr. Davidson; (ii) $6,790 for Mr. Nobles; and (iii) $5,665 for Mr. Rasmussen. The Board also awarded Mr. Rasmussen a $335 bonus. These bonuses and contributions were awarded based on our level of profitability and the directors' roles in attaining that level of profitability.

Communication with the Board of Directors

     FCBI has no formal procedures for shareholders to communicate with the Board of Directors. Should a shareholder wish to submit a written communication to the Board, the shareholder can mail or deliver such communication to Stephen
L. Price, President and Chief Executive Officer, Florida Community Banks, Inc., 1400 North 15th Street, Immokalee, Florida 34142. Should a shareholder wish to address the Board in person, it can submit a request to Mr. Price. Depending on the matter which the shareholder wishes to present to the Board and the Board's schedule, the Board will consider such a request in determining whether to invite the shareholder to a Board meeting.

Selection of Independent Auditors

     Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Schauer, Taylor, Cox, Vise & Morgan, P.C. ("Schauer, Taylor"), as the independent auditors for FCBI for the fiscal year ending December 31, 2005. Schauer, Taylor has been FCBI's and Florida Community Bank's Independent Auditors since 1998. A representative from the firm is expected to be present at the Annual Meeting to make a statement and to respond to shareholder questions.

     Audit Fees: The aggregate fees billed for professional services by Schauer, Taylor in connection with the audit of the annual financial statements and the review of the financial statements included in FCBI's quarterly filings with the Securities and Exchange Commission for the fiscal year ended December 31, 2004 and 2003, were $64,500 and $75,200, respectively.

     Audit-Related  Fees:  In 2004 and 2003,  Schauer,  Taylor  also billed FCBI
$92,997 and $59,230, respectively, for fees reasonably related to the performance of its audit and reviews of financial statements. Such fees included travel and miscellaneous related fees.

     Tax Fees: In 2004 and 2003, Schauer, Taylor also billed FCBI $11,500 and $12,800, respectively, for tax compliance and advice, including the preparation of FCBI's corporate tax returns.

     In all instances, Schauer, Taylor's performance of those services was pre-approved by FCBI's Audit Committee, pursuant to FCBI's corporate policy.

                              EXECUTIVE COMPENATION

         Our executive compensation program is designed to:

        >>       attract and retain qualified management;
        >>       meet short-term financial goals; and
        >>       enhance long-term shareholder value.

     We strive to pay each executive officer the base salary that would be paid on the open market for a fully qualified officer in that position. The Board of Directors determines the level of base salary and any incentive bonus for our Chief Executive Officer and other officers based upon competitive norms. Actual salary changes and discretionary bonus awards are based upon the Board of Directors' evaluation of FCBI's overall performance, the officer's responsibilities and the officer's individual job performance. Each officer is also given the opportunity to earn an annual performance bonus, generally in the range of 10 to 20% of the officer's base salary. In the fiscal year ending December 31, 2004, bonuses were paid to executive officers for: (i) our overall performance during 2004 (based on the discretionary evaluation); and (ii) the executive's role in helping us to meet our overall performance goals.

Board Committee Interlocks and Insider Participation in Compensation Decisions

     Mr. Stephen L. Price, FCBI's and Florida Community Bank's President and Chief Executive Officer, also serves as a member of the Board of Directors. Mr. Price participated in the Board's deliberations regarding executive compensation, but not regarding his own compensation.

Summary Compensation Table

     The following table sets forth compensation information regarding our President and Chief Executive Officer, and our four other most highly compensated executive officers whose aggregate compensation exceeded $100,000 in 2004.

                                               Annual Compensation(1)

----------------------------------------------------------------------------------------------------------------------
                                                                                        Securities
                  Name and                                                              Underlying      Other Annual
             Principal Position                   Year         Salary       Bonus        Options       Compensation(2)
---------------------------------------------- ------------ ------------ ----------- -------------- ------------------
---------------------------------------------- ------------ ------------ ----------- -------------- ------------------

Stephen L. Price                                  2004          $183,000    $245,000         30,000            $54,800
FCBI and Florida Community Bank                   2003           175,000     187,500          9,600             53,800
President/CEO                                     2002           160,000     155,000              -             53,800

Thomas V. Ogletree                                2004          $121,250     $60,000         14,400            $36,250
FCBI Executive Vice President and Chief           2003            94,000      26,000          7,680             24,000
Financial Officer                                 2002            83,000      18,675              -             20,335

John G. Tamblyn                                   2004          $128,000     $23,200          1,200            $30,240
Florida Community Bank                            2003           124,000      23,100          1,440             29,420
Area President for Lee County                     2002           119,000      21,975             -              28,195

Thomas S. Junker                                  2004          $112,000     $37,800          8,400            $29,960
Florida Community Bank                            2003           106,000      26,650          3,840             26,530
Area President for Charlotte County               2002           100,000      24,500              -             24,900

Larry T. Hall                                     2004          $102,000     $45,000          8,400            $29,400
Florida Community Bank                            2003            97,000      23,425          2,880             24,086
Area President for LaBelle                        2002            92,000      22,300              -             22,860
-------------------

(1) Includes all compensation in the year earned whether received or deferred at the election of the executive.
(2) Includes fees paid or amount contributed to the accounts of each executive officer during the year listed:


                       Stephen L. Price                   2004              2003               2002
                       ----------------                ---------         ---------          ---------
                       Directors Fees                   $ 13,800          $ 13,800           $ 13,800
                       Profit Sharing                     20,500            20,000             20,000
                       Pension Plan                       20,500            20,000             20,000
                                                       ---------         ---------          ---------
                                Total:                  $ 54,800          $ 53,800           $ 53,800
                                                       =========         =========          =========

                       Thomas V. Ogletree                  2004             2003               2002
                       ------------------              ---------         ---------          ---------
                       Profit Sharing                   $ 18,125          $ 12,000           $ 10,167
                       Pension Plan                       18,125            12,000             10,168
                                                       ---------         ---------          ---------
                                                       $  36,250          $ 24,000           $ 20,335
                                                       =========         =========          =========

                       John G. Tamblyn                     2004              2003              2002
                       ---------------                 ---------         ---------          ---------
                       Profit Sharing Plan              $ 15,120          $ 14,710           $ 14,098
                       Pension Plan                       15,120            14,710             14,097
                                                       ---------         ---------          ---------
                                Total:                  $ 30,240          $ 29,420           $ 28,195
                                                       =========         =========          =========

                       Thomas S. Junker                   2004              2003               2002
                       ----------------                ---------         ---------          ---------
                       Profit Sharing Plan              $ 14,980          $ 13,265           $ 12,450
                       Pension Plan                       14,980            13,265             12,450
                                                       ---------         ---------          ---------
                                Total:                  $ 29,960          $ 26,530           $ 24,900
                                                       =========         =========          =========

                       Larry T. Hall                       2004             2003                2002
                       -------------                   ---------         ---------          ---------
                       Profit Sharing Plan              $ 14,700          $ 12,043           $ 11,430
                       Pension Plan                       14,700            12,043             11,430
                                                       ---------         ---------          ---------
                                Total:                  $ 29,400          $ 24,086           $ 22,860
                                                       =========         =========          =========


Option Grants Table

     The following table sets forth information concerning stock options granted in 2004 to the executive officers listed above. All options are exercisable 40% one year after grant and 20% after the second, third and fourth years.

                                                    Option Grants
----------------------------------------------------------------------------------------------------------------------
                              Number of        Percent of                               Potential Realizable Value at
                              Securities      Total Options                                 Assumed Annual Rates of
                              Underlying        Granted to                                  Stock Price Appreciation
                                Option          Employees       Exercise    Expiration          For Option Term
           Name               Granted(1)         In 2004          Price        Date            5%             10%
--------------------------- -------------- ----------------- ------------ ------------ --------------- ---------------

Stephen L. Price                    30,000              45.9%      $22.92    09/16/14         $432,300      $1,095,900

Thomas V. Ogletree                  14,400              22.0%      $22.92    09/16/14         $207,504        $526,032

John G. Tamblyn                      1,200               1.8%      $22.92    09/16/14          $17,292         $43,836

Thomas S. Junker                     8,400              12.8%      $22.92    09/16/14         $121,044        $306,852

Larry T. Hall                        8,400              12.8%      $22.92    09/16/14         $121,044        $306,852

-------------------

         (1) Adjusted for a six-for-five stock split in November, 2004.

                                       9

Aggregated Option Values at December 31, 2004

     Based on the last reported trades of FCBI common stock, prior to December 31, 2004, we have estimated the value FCBI common stock to be $25.75 per share. Based on this value and the various exercise prices of our outstanding stock options, the following table sets forth information concerning the value of stock options owned by the five executive officers listed above.

                                    Aggregated Option Values at December 31, 2004
----------------------------------------------------------------------------------------------------------------------
                                              Number of Securities Underlying             Value of Unexercised
                                                 Unexercised Options at                 In-the-Money Options at
                                                    December 31, 2004                      December 31, 2004
                                                   ------------------                      -----------------
Name                                            Exercisable/Unexercisable              Exercisable/Unexercisable
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------

Stephen L. Price                                    31,488 / 42,672                       $445,924 / $223,981

Thomas V. Ogletree                                   8,602 / 20,390                       $109,471 / $98,998

John G. Tamblyn                                      4,723  / 3,101                        $70,408 / $29,537

Thomas S. Junker                                     9,830 / 12,778                       $139,505 / $74,087

Larry T. Hall                                        5,299 / 11,165                        $77,239 / $60,160


Executive Officers Who Are Not Directors

     In addition to Mr. Price, Florida Community Bank had five other executive officers in 2004, and FCBI had one other executive officer, their business experience is described below. None of the executive officers are related by blood, marriage or adoption to any director or other executive officer. Officers are elected annually by our Board of Directors.

     Larry T. Hall, age 64, joined Florida Community Bank in July 1998. Mr. Hall serves as the Area President for LaBelle. From October 1996 to July 1998, Mr. Hall was Vice President of the Credit Services Group for the Independent Bankers' Bank of Florida, Lake Mary, Florida. Mr. Hall served as the Senior Vice President and Senior Loan Officer for Farmers and Dealers Bank, Gainesville, Florida from February 1993 to September 1996. Mr. Hall is a graduate of the Louisiana State University School of Banking of the South.

     Raymond T. Holland, age 58, joined Florida Community Bank in January 1994, as Senior Vice President. Mr. Holland was promoted to Executive Vice
President/Lending in January 1995. He was promoted to Area President for Immokalee in January 1998. Mr. Holland has been a resident of Immokalee, Florida since 1994. Mr. Holland is a graduate of the Louisiana State University School of Banking of the South.

     Thomas S. Junker, age 44, joined Florida Community Bank in December 1997. Mr. Junker serves as the Area President for Charlotte County. From 1993 to December 1997, Mr. Junker was Senior Vice President and South County Lending Executive for SouthTrust Bank, N.A., Venice, Florida.

     Thomas V. Ogletree, age 60, joined Florida Community Bank in March 2001. Mr. Ogletree is currently FCBI's Chief Financial Officer and Executive Vice President. Mr. Ogletree also serves as Corporate Secretary of FCBI. From 1999 to 2001, he was Senior Vice President and Chief Financial Officer of Marine National Bank, Naples, Florida.

     William Strohm, age 57, joined Florida Community Bank in September 2000. Mr. Strohm is the Bank's Chief Operations Officer and a Senior Vice President. From 1997 to 2000, he was the Senior Vice President of Community Bank in Blountsville, Alabama. Prior to that period, Mr. Strohm was Vice President and Chief Operations Officer for Citizens National Bank in Russellville, Kentucky.

     John G. Tamblyn, age 58, joined Florida Community Bank in March 2000. Mr. Tamblyn serves as Area President for Lee County. From May 1994 to February 2000, Mr. Tamblyn was Senior Vice President and Senior Lender for SouthTrust Bank of Southwest Florida.

                                EMPLOYEE BENEFITS

     Profit Sharing Plan. In 1973, Florida Community Bank adopted a Defined Contribution Benefits Plan ("Profit Sharing Plan") for substantially all of its employees. The Profit Sharing Plan provides for contributions of a portion of our net profits to a trust for the benefit of participating employees. Our Board of Directors annually determines the amount of the contribution, which is also subject to the percentage of earnings limitations imposed by the Internal Revenue Code of 1986, as amended. All full-time employees become eligible to participate in the Profit Sharing Plan when they have completed 12 months of service prior to the beginning of a Profit Sharing Plan year. An employee's rights under the Profit Sharing Plan vest 20% after three years of service and an additional 20% for each of the next four years of service, being fully vested after seven years of credited service. A year of service means a Profit Sharing Plan year in which the employee has worked at least 1,000 hours. Effective January 1, 2004, the Profit Sharing Plan was amended to provide a 401(k) option to participants with certain incentive matching contribution provisions.

     Our contributions are allocated to each participant in the proportion that an employee's compensation bears to the compensation of all participants in the Profit Sharing Plan. The aggregate contribution for the Profit Sharing Plan for 2004 was $506,733.

     Pension Plan. In 1966, Florida Community Bank adopted a Defined Contribution Pension Plan for the benefit of its employees ("Pension Plan"). The Pension Plan was merged with the Profit Sharing Plan effective December 31, 2003, with the latter plan surviving.

     Employee Stock Ownership Plan. In 2003, Florida Community Bank adopted a Defined Contribution Employee Stock Ownership Plan for the benefit of its employees ("ESOP"). The ESOP provides for contributions of a portion of our net profits to a trust for the benefit of participating employees. Our Board of Directors annually determines the amount of the contribution, which contribution shall be invested primarily in the capital stock of FCBI. Contributions are also subject to the percentage of earnings limitations imposed by the Internal Revenue Code of 1986, as amended. All full-time employees become eligible to participate in the ESOP when they have completed 12 months of service prior to the beginning of an ESOP year. An employee's rights under the ESOP vest 20% after three years of service and an additional 20% for each of the next four years of service, being fully vested after seven years of credited service. A year of service means an ESOP year in which the employee has worked at least 1,000 hours for us. The ESOP also contains a 401(k) option for participants, with certain incentive matching contribution provisions.

         Our contributions are allocated to each participant in the proportion that an Employee's compensation bears to the compensation of all participants in the ESOP. The aggregate contribution for 2004 was $575,626.

     2002 Key Employee Stock Compensation Program. At the 2002, Annual Meeting, our shareholders approved the 2002 Key Employee Stock Compensation Program ("Stock Program") to provide for the grant of both incentive and non-statutory stock options to purchase shares of our common stock to our full-time employees.

     The purpose of the Stock Program is to advance FCBI's interests by providing key employees an additional incentive and to attract additional persons of experience and ability to join our employee team in the future. Incentive stock options are designed to result in beneficial tax treatment to the employee, but no tax deduction for us. An employee who is granted incentive stock options incurs tax liability only when he or she sells the stock which he or she acquires through the exercise of his or her options. Compensatory stock options do not give the employee the tax benefits of an incentive stock option, but a tax deduction is available to us and tax liability is incurred by the employee when the options are exercised.

     Options granted under the Stock Program are exercisable in one or more installments and may be exercisable on a cumulative basis, as determined by a committee formed to administer the Stock Program ("Program Administrators"). The Board of Directors has selected Jon R. Olliff (Chairman), Bernard T. Rasmussen and James O'Quinn to serve as the Program Administrators.

     The maximum number of shares of common stock which may be subject to options granted under the Stock Program at any given time is 224,879. Under the Stock Program, participants may each be granted an option to purchase shares of common stock at a price not less than its "Fair Market Value" (as that term is defined in the Stock Program) on the date the option is granted. Under no circumstances will the Fair Market Value be less than one-and-one-half times the book value of the underlying common stock.

     In no case are any options, however, exercisable for the first year following the date they are granted. In addition, no options may be exercisable for a term longer than 10 years from the date of the grant and in the case of an employee who owns more than 10% of the combined voting power of all classes of stock, the term of any incentive option will be limited to three years. None of our employees owns 10% or more of our common stock.

     Options are not transferable, except in the case of the death of the optionee. Furthermore, except for an exception in the case of death or disability, all options terminate no later than 30 days following an optionee's termination of employment.

     In the event FCBI enters into an agreement to dispose of all or substantially all of its assets or stock, all options granted pursuant to the Stock Program shall become immediately exercisable. Furthermore, in the event of a change in control, or threatened change in control, all options granted pursuant to the Stock Program will become immediately exercisable; provided, however, that no options will be exercisable for a period of six months from the date of grant. The term "control" generally means the acquisition of 25% or more of FCBI's voting securities by any person or group of persons acting in concert. This provision may have the effect of deterring hostile changes of control by increasing the costs of acquiring control.

     The terms of the Stock Program may be amended by the Program Administrators, except that no amendment may increase the maximum number of shares included in the Stock Program, change the exercise price of the options, increase the maximum term established for any option, or permit a grant to a person who is not a full-time employee.

     The following table sets forth information about the number of shares reserved for issuance under the Stock Program.

                      Equity Compensation Plan Information

                                  Number of Securities to be    Weighted Average         Number of Securities
                                   Issued Upon Exercise of      Exercise Price of         Remaining Available
      Plan Category                  Outstanding Options       Outstanding Options         for Future Issuance
      -------------                 -------------------        -------------------     -----------------------

Equity compensation plans
approved by security holders                    170,328                     $16.34                      54,551

Equity compensation plans not
approved by security holders                          0                          0                           0
                                            -----------                    --------                  ---------

Total                                           170,328                     $16.34                      54,551
                                            ===========                    ========                  =========


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain of our directors, officers and employees have banking relationships with our subsidiary Florida Community Bank. Loans made to directors, executive officers and principal shareholders, defined as individuals owning 10% or more of the bank's common stock are governed under the provisions of Section 22(h) of the Federal Reserve Act, which requires that any loans made to such people, or to any of their related interests, must: (i) be on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with non-affiliated parties; and (ii) not involve more than the normal risk of repayment or present other unfavorable features. All such loans conformed to such characteristics in 2004. There is, however, an exception for loans made to such employees that are made pursuant to a benefit or compensation package that is widely available to all employees and does not give a preference to directors, executive officers and principal shareholders. There is also an aggregate limit of the greater of $25,000, or 5% of the amount of Florida Community Bank's unimpaired capital and unimpaired surplus on all loans to an individual, unless the amount has been approved by the Board of Directors and the prospective borrower has abstained from participating in the voting.

     There is a further exception regarding loans to executive officers of Florida Community Bank. Executive officers are those people who participate, or who have authority to participate, in major policymaking functions of Florida Community Bank, regardless of their title. Florida Community Bank may lend any otherwise permissible sum of money to an executive officer for: (i) financing the education of the officer's children; (ii) a first mortgage on the officer's residence which has been approved by the Board of Directors; or (iii) a loan secured by certain low-risk collateral. Florida Community Bank may also lend up to the higher of $25,000 or 2.5% of its unimpaired capital and unimpaired surplus (but never more than $100,000) to an executive officer for any other purpose.

     As of December 31, 2004, Florida Community Bank had an aggregate total of $8,132,367 outstanding in loans and other extensions of credit to its directors and executive officers. Florida Community Bank makes loans in the normal course of business to its shareholders. There are no shareholders who own 10% or more of our common stock and as such, the loans to shareholders are not included in the $8,132,367 aggregate amount. All of the outstanding loans to directors and executive officers are performing pursuant to their terms.

     In addition, during 2004, we paid Langford Ford, Inc., a business interest of director Patrick B. Langford, a total of $92,989 for automobiles and related services. We also paid to Rosbough Enterprises, Ltd., of which director Daniel
G. Rosbough is a general partner, $161,739 in 2004, to lease our Cypress Lake branch office. These transactions were on terms no less favorable to us than would have been available from an unrelated third party.

                                  PROPOSAL II
                       ADJOURNMENT OF THE ANNUAL MEETING

     We also seek your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposal I at the Annual Meeting. In order to permit proxies that we have received to be voted for an adjournment, we are submitting this Proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting, and the adjournment is for a period of less than 30 days, there will be no notice to shareholders of the time or place of the reconvened meeting, other than an announcement made at the Annual Meeting.

--------------------------------------------------------------------------------
         The Board of Directors Recommends that Shareholders Vote "FOR"
             the Approval of the Adjournment of the Annual Meeting.
--------------------------------------------------------------------------------

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and any person who beneficially owns more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file. During 2004, all 16 of our directors and executive officers who own our stock filed Form 4s and/or Form 5s with the Securities and Exchange Commission. The information on these filings represents the current ownership position of all 16 individuals. Based solely on the review of copies of the filings we have received or written representations from such reporting persons, it is our belief that during 2004, all such filings applicable to our officers, directors or 10% shareholders were made timely.

                              SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in our proxy materials for the 2006 Annual Meeting, a shareholder's proposal to take action at such meeting must be received at our corporate office at 1400 North 15th Street, Immokalee, Florida 34142-2189, on or before November 23, 2005. Proposals must comply with the Securities and Exchange Commission's proxy rules as provided in 17 C.F.R.
Section 240.14a-8 in order to be included in our proxy materials.

                             STOCK PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in FCBI's cumulative total stockholder's return on our common stock with: (i) the NASDAQ National Market; and (ii) SNL Financial LC's index for southeastern banks and bank holding companies whose securities are listed on the Over-the-Counter Bulletin Board or the "pink sheets" for the years ended December 31, 1999 to 2004, inclusive.


GRAPHICS OMITTED




                                                               Period Ending
                                                          ----------------------
Index                                         12/31/99    12/31/00     12/31/01    12/31/02    12/31/03    12/31/04
------------------------------------------- ----------- ----------- ------------ ----------- ----------- -----------
Florida Community Banks, Inc.                    100.00      118.11       136.11      162.72      203.46      258.49
NASDAQ Composite                                 100.00       60.82        48.16       33.11       49.93       54.49
SNL South OTC-BB and Pink Banks                  100.00       85.55        92.66      115.44      154.55      180.33

     The graph assumes an initial investment of $100 at the end of 1999 and the reinvestment of all dividends during the periods indicated.

                INFORMATION PERTAINING TO FLORIDA INTANGIBLE TAX
                       AND VALUATION OF BANK COMMON STOCK

     Section 199.032, Florida Statutes, imposes a tax of one mil (0.001%) on the just value of certain intangible assets having a taxable status in Florida. Such assets include securities such as our common stock. Payment of this tax is due by June 30, 2005. There is, however, an exemption from payment, if the aggregate intangible tax due from a taxpayer is less than $60.00. Pursuant to Section 199.062, Florida Statutes, we are obligated to inform our shareholders as to the just value of bank common stock as of December 31, 2004. Based on reported recent trades of our common stock, we believe that $25.75 per share is a valid estimate of the just value of a share of our common stock for the purposes of Section 199.062. Based on this estimate, the tax imposed on each share of FCBI common stock would be $0.02575. Please be advised that the Florida Department of Revenue is not obligated to accept our estimate. If you should have any questions regarding your duty to pay the intangible tax or the tax in general, you should consult with your attorney or tax adviser.

                                  SOLICITATION

     The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by FCBI. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail.

                      AVAILABILITY OF FINANCIAL STATEMENTS
                           AND ADDITIONAL INFORMATION

     Accompanying this Proxy Statement is our 2004 Annual Report and Form 10-K, which include our audited financial statements. Additional copies of the Annual Report and Form 10-K are available to shareholders at no charge. Any shareholder who would like an additional copy should contact: Thomas V. Ogletree, Chief Financial Officer, Florida Community Banks, Inc., 1400 North 15th Street, Immokalee, Florida 34142.

     We currently file periodic reports with the Securities and Exchange Commission (including Form 10-Ks, Form 10-Qs, Proxy Statements, etc.). We file these periodic reports electronically via EDGAR and they can be reviewed at the Securities and Exchange Commission's website: www.sec.gov. They can also be inspected and copied at the Securities and Exchange Commission's Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549.



FLORIDA COMMUNITY BANKS, INC.
March 23, 2005

                 FLORIDA COMMUNITY BANKS, INC. - REVOCABLE PROXY
                       2005 ANNUAL MEETING OF SHAREHOLDERS

This Proxy is being solicited on behalf of the Board of Directors.

     The undersigned hereby appoints Stephen L. Price and Jon R. Olliff, and each of them individually with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of Florida Community Banks, Inc. common stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at our corporate headquarters office located at 1400 North 15th Street, Immokalee, Florida 34142, on Thursday, April 21, 2005, at 5:30 p.m., and at any and all adjournments.

     The undersigned may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation or duly executed Proxy bearing a later date to Florida Community Banks, Inc., or by attending the Annual Meeting and voting in person.

INSTRUCTION: Please indicate your voting instructions by marking the appropriate boxes.

      PROPOSAL I:  The election of nine members of  FCBI's Board of Directors;  FOR       WITHHOLD AUTHORITY
                                                                                ---       ------------------

                                                                                [ ]               [ ]


INSTRUCTION. To withhold your vote for any individual nominee, strike a line through the nominee's name listed below.

Beauford E. Davidson       Lewis J. Nobles, Jr.           James O'Quinn        Bernard T. Rasmussen       Daniel G. Rosbough

Patrick B. Langford        Jon R. Olliff                  Stephen L. Price     James E. Williams, Jr.


                                                                             FOR                   AGAINST             ABSTAIN
   PROPOSAL  II:  The  adjournment  of the  Annual  Meeting  to
   solicit  additional  proxies  in the  event  there  are  not              [ ]                     [ ]                 [ ]
   sufficient votes to approve Proposal I.


IN THEIR DISCRETION THE PROXY HOLDER(S) ARE AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before this Annual Meeting or at any adjournment, unless otherwise indicated by marking this box.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. Unless contrary direction is given, this proxy will be voted FOR the proposals listed.

------------------------------------
------------------------------------
         [Label]
------------------------------------
------------------------------------



     X____________________________  ______________________
              Signature                     Date

     X____________________________  ______________________
              Signature if held jointly     Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person. The undersigned acknowledges receipt from Florida Community Banks, Inc., prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement dated March 23, 2005, and the 2004 Annual Report.

                                    EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE

                                    Exhibit A
            Charter of the Audit Committee of the Board of Directors

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS


Audit Committee Purpose

     The Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, account and legal compliance.

          o    Monitor  the   independence  and  performance  of  the  Company's
               independent auditors and internal auditing function (including any outsource service provider).

          o    Provide  an  avenue  of   communication   among  the  independent
               auditors, management, the internal audit department (including any outsource service provider) and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee may retain, at the Company's expense, special legal, accounting, or other consultants or experts, it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the NASDAQ. Under SEC rules, the Audit Committee shall be comprised of a minimum of three (3) directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. At least one member must be a financial expert as defined by the Sarbanes-Oxley Act of 2002.

     Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditor, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

                                   Exhibit A
            Charter of the Audit Committee of the Board of Directors

Audit Committee Responsibilities and Duties

         Review Procedures

          1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the charter published at least every three years in the Company's proxy statement.

          2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

          3. In consultation with the management, the independent auditors, and any internal auditors, consider the integrity of the Company's reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent and internal auditing department together with management's responses.

          4. Review with management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

         Independent Auditors

          5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

          6. Approve the fees and other significant compensation to be paid to the independent auditors.

          7. On an annual basis, the Committee shall review and discuss with the independent auditors any significant relationship they have with the Company that could impair the auditors' independence. In addition, the Audit Committee shall determine whether the independent auditors have met the requirements to be qualified to audit public companies imposed by the Sarbanes-Oxley Act of 2002.

                                   Exhibit A
            Charter of the Audit Committee of the Board of Directors

          8. Review the independent auditors audit plan - discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

          9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

          10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Internal Audit Department and Legal Compliance

          11.  Review  the   budget,   plan,   changes   in  plan,   activities,
               organizational structure, and qualifications of the internal audit department and/or outsource service provider, as needed.

          12.  Review  the  appointment,  performance,  and  replacement  of the
               senior  internal  audit  executive   and/or   outsource   service
               provider.

          13.  Review  significant   reports  prepared  by  the  internal  audit
               department   and/or  outsource  service  provider  together  with
               management's response and follow-up to these reports.

          14. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

          15. Annually prepare a report to the shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

          16. Perform any other activities consistent with this Charter, the Company's bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

          17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                   Exhibit A
            Charter of the Audit Committee of the Board of Directors
                                     Page 3